IAC/INTERACTIVECORP
555 WEST 18TH STREET
NEW YORK, NY 10011

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IACI2020**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D07524-P40017

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IAC/INTERACTIVECORP

The Board of Directors recommends that you vote FOR the following proposals:

		For	Against	Abstain
1.	To approve amendments to the IAC certificate of incorporation that will effect the separation of the businesses of Match Group, Inc. ("Match") from the remaining businesses of IAC through a series of transactions (the "Separation") that will result in the pre-transaction stockholders of IAC owning shares in two, separate public companies—(1) IAC, which will be renamed "Match Group, Inc." and which will own the businesses of Match and certain IAC financing subsidiaries ("New Match"), and (2) IAC Holdings, Inc., a Delaware corporation and currently a direct wholly owned subsidiary of IAC ("New IAC"), which will be renamed "IAC/InterActiveCorp" and which will own IAC's other businesses—by: • Reclassifying each share of IAC $0.001 par value common stock into a number of shares of IAC $0.001 par value Class M common stock (the "IAC Class M common stock") equal to the Reclassification Exchange Ratio and one share of IAC series 1 mandatorily exchangeable preferred stock that will automatically exchange into one share of New IAC $0.001 par value common stock immediately following the reclassification; and • Reclassifying each share of IAC $0.001 par value Class B common stock into a number of shares of IAC Class M common stock equal to the Reclassification Exchange Ratio and one share of IAC series 2 mandatorily exchangeable preferred stock, that will automatically exchange into one share of New IAC $0.001 par value Class B common stock immediately following the reclassification.	☐	☐	☐
2.	To approve amendments to the IAC certificate of incorporation to provide, following the Separation, for (i) the classification of the board of directors of New Match, with directors serving staggered three-year terms of office, (ii) the removal of members of the board of directors of New Match from office by stockholders being permitted only for cause and with the affirmative vote of not less than a majority of the total voting power of shares of New Match capital stock outstanding and entitled to vote, subject to any rights of holders of preferred stock, (iii) the exclusive right of the board of directors of New Match to fill director vacancies, subject to any rights of holders of preferred stock, (iv) no officer or director of New Match who is also an officer or director of New IAC having liability to New Match or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to New IAC instead of New Match, or does not communicate information regarding a corporate opportunity to New Match that the officer or director has directed to New IAC and (v) certain ministerial amendments to the IAC certificate of incorporation.	☐	☐	☐
3.	To approve amendments to the IAC certificate of incorporation that will prohibit, following the Separation, action by written consent of stockholders of New Match in lieu of a stockholder meeting, subject to any rights of holders of preferred stock.	☐	☐	☐
4.	To approve certain other amendments to the IAC certificate of incorporation as further described in the joint proxy statement/prospectus, including amendments to provide, following the Separation, for the renaming of New Match as "Match Group, Inc." and the elimination of all classes and series of authorized capital stock of New Match as of immediately prior to the completion of the Separation other than New Match $0.001 par value common stock (at which time the IAC Class M common stock would be renamed New Match common stock) and New Match $0.01 par value preferred stock.	☐	☐	☐
5.	To approve the issuance of shares of IAC Class M common stock in connection with the transactions contemplated by the Transaction Agreement, dated as of December 19, 2019, by and among IAC, New IAC, Valentine Merger Sub LLC and Match.	☐	☐	☐
6.	To approve the IAC/InterActiveCorp 2020 Stock and Annual Incentive Plan (which will remain with New Match and be renamed the Match Group, Inc. 2020 Stock and Annual Incentive Plan).	☐	☐	☐
7.	To approve one or more adjournments or postponements of the IAC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals.	☐	☐	☐

The Board of Directors recommends that you vote FOR the following directors:

8. Election of Directors

Nominees:

		FOR	WITHHOLD
8a.	Chelsea Clinton	☐	☐
8b.	Barry Diller	☐	☐
8c.	Michael D. Eisner	☐	☐
8d.	Bonnie S. Hammer	☐	☐
8e.	Victor A. Kaufman	☐	☐
8f.	Joseph Levin	☐	☐
8g.	Bryan Lourd*	☐	☐
8h.	David Rosenblatt	☐	☐
8i.	Alan G. Spoon*	☐	☐
8j.	Alexander von Furstenberg	☐	☐
8k.	Richard F. Zannino*	☐	☐

*To be voted upon by the holders of Common Stock voting as a separate class

The Board of Directors recommends that you vote FOR the following proposals:

		For	Against	Abstain
9.	To ratify the appointment of Ernst & Young LLP as IAC's independent registered public accounting firm for the 2020 fiscal year.	☐	☐	☐
10.	To hold an advisory vote on IAC's executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D07525-P40017 IAC/INTERACTIVECORP Annual Meeting of Stockholders June 25, 2020 11:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of IAC/InterActiveCorp, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May [TBD], 2020 and hereby appoints each of Gregg Winiarski, Joanne Hawkins and Glenn H. Schiffman, proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of IAC/InterActiveCorp to be held on June 25, 2020, at 11:00 a.m. local time, live via the Internet at www.virtualshareholdermeeting.com/IACI2020, and at any related adjournments or postponements, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Continued and to be signed on reverse side

IAC/INTERACTIVECORP
555 WEST 18TH STREET
NEW YORK, NY 10011

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IACI2020**

You may attend the MEETING via the Internet and vote during the MEETING. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D07526-P40017 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IAC/INTERACTIVECORP

The Board of Directors recommends that you vote FOR the following proposals:

		For	Against	Abstain
1.	To approve amendments to the IAC certificate of incorporation that will effect the separation of the businesses of Match Group, Inc. ("Match") from the remaining businesses of IAC through a series of transactions (the "Separation") that will result in the pre-transaction stockholders of IAC owning shares in two, separate public companies—(1) IAC, which will be renamed "Match Group, Inc." and which will own the businesses of Match and certain IAC financing subsidiaries ("New Match"), and (2) IAC Holdings, Inc., a Delaware corporation and currently a direct wholly owned subsidiary of IAC ("New IAC"), which will be renamed "IAC/InterActiveCorp" and which will own IAC's other businesses—by: • Reclassifying each share of IAC \$0.001 par value common stock into a number of shares of IAC \$0.001 par value Class M common stock (the "IAC Class M common stock") equal to the Reclassification Exchange Ratio and one share of IAC series 1 mandatorily exchangeable preferred stock that will automatically exchange into one share of New IAC \$0.001 par value common stock immediately following the reclassification; and • Reclassifying each share of IAC \$0.001 par value Class B common stock into a number of shares of IAC Class M common stock equal to the Reclassification Exchange Ratio and one share of IAC series 2 mandatorily exchangeable preferred stock, that will automatically exchange into one share of New IAC \$0.001 par value Class B common stock immediately following the reclassification.	☐	☐	☐
2.	To approve amendments to the IAC certificate of incorporation to provide, following the Separation, for (i) the classification of the board of directors of New Match, with directors serving staggered three-year terms of office, (ii) the removal of members of the board of directors of New Match from office by stockholders being permitted only for cause and with the affirmative vote of not less than a majority of the total voting power of shares of New Match capital stock outstanding and entitled to vote, subject to any rights of holders of preferred stock, (iii) the exclusive right of the board of directors of New Match to fill director vacancies, subject to any rights of holders of preferred stock, (iv) no officer or director of New Match who is also an officer or director of New IAC having liability to New Match or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to New IAC instead of New Match, or does not communicate information regarding a corporate opportunity to New Match that the officer or director has directed to New IAC and (v) certain ministerial amendments to the IAC certificate of incorporation.	☐	☐	☐
3.	To approve amendments to the IAC certificate of incorporation that will prohibit, following the Separation, action by written consent of stockholders of New Match in lieu of a stockholder meeting, subject to any rights of holders of preferred stock.	☐	☐	☐
4.	To approve certain other amendments to the IAC certificate of incorporation as further described in the joint proxy statement/prospectus, including amendments to provide, following the Separation, for the renaming of New Match as "Match Group, Inc." and the elimination of all classes and series of authorized capital stock of New Match as of immediately prior to the completion of the Separation other than New Match \$0.001 par value common stock (at which time the IAC Class M common stock would be renamed New Match common stock) and New Match \$0.01 par value preferred stock.	☐	☐	☐
5.	To approve the issuance of shares of IAC Class M common stock in connection with the transactions contemplated by the Transaction Agreement, dated as of December 19, 2019, by and among IAC, New IAC, Valentine Merger Sub LLC and Match.	☐	☐	☐
6.	To approve the IAC/InterActiveCorp 2020 Stock and Annual Incentive Plan (which will remain with New Match and be renamed the Match Group, Inc. 2020 Stock and Annual Incentive Plan).	☐	☐	☐
7.	To approve one or more adjournments or postponements of the IAC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposals.	☐	☐	☐

The Board of Directors recommends that you vote FOR the following directors:

8. Election of Directors

Nominees:

		FOR	WITHHOLD
8a.	Chelsea Clinton	☐	☐
8b.	Barry Diller	☐	☐
8c.	Michael D. Eisner	☐	☐
8d.	Bonnie S. Hammer	☐	☐
8e.	Victor A. Kaufman	☐	☐
8f.	Joseph Levin	☐	☐
8g.	David Rosenblatt	☐	☐
8h.	Alexander von Furstenberg	☐	☐

The Board of Directors recommends that you vote FOR the following proposals:

		For	Against	Abstain
9.	To ratify the appointment of Ernst & Young LLP as IAC's independent registered public accounting firm for the 2020 fiscal year.	☐		☐
10.	To hold an advisory vote on IAC's executive compensation.	☐		☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D07527-P40017 IAC/INTERACTIVECORP Annual Meeting of Stockholders June 25, 2020 11:00 a.m. This proxy is solicited by the Board of Directors The undersigned stockholder of IAC/InterActiveCorp, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May [TBD], 2020 and hereby appoints each of Gregg Winiarski, Joanne Hawkins and Glenn H. Schiffman, proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of IAC/InterActiveCorp to be held on June 25, 2020, at 11:00 a.m. local time, live via the Internet at www.virtualshareholdermeeting.com/IACI2020, and at any related adjournments or postponements, and to vote all shares of Class B Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING. Continued and to be signed on reverse side